UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 26, 2005 (May 25, 2005)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


         DELAWARE                                         88-0219860
--------------------------------                       -------------------
(State or other jurisdiction of                          (IRS Employer
Incorporation or organization)                         Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700



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ITEM 8.01.     Other Events.

         On May 25, 2005, Synagro Technologies, Inc. (the "Company") issued a press release announcing it has commenced a cash tender offer and consent solicitation for all $150 million of its outstanding 9 1/2 % Senior Subordinated Notes due 2009. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01.     Exhibits

(c)      Exhibits

99.1 Press release dated May 25, 2005, issued by the Company announcing a cash tender offer and consent solicitation for all $150 million of its outstanding 9 1/2% Senior Subordinated Notes due 2009



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  May 26, 2005

                             SYNAGRO TECHNOLOGIES, INC.

                             By:        /s/ J. PAUL WITHROW
                                 ----------------------------------
                                 (Senior Executive Vice President &
                                     Chief Financial Officer)


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



                                  EXHIBIT INDEX


99.1 Press release dated May 25, 2005, issued by the Company announcing a cash tender offer and consent solicitation for all $150 million of its outstanding 9 1/2% Senior Subordinated Notes due 2009.



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